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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2001


                                -----------------


                         DUKE ENERGY FIELD SERVICES, LLC

             (Exact name of registrant as specified in its charter)



        DELAWARE                   0-31095                     76-0632293
       (State of               (Commission File             (I.R.S. Employer
     Incorporation)                 Number)              Identification Number)


         370 17TH STREET, SUITE 900
              DENVER, COLORADO                                    80202
  (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (303) 595-3331


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ITEM 5.  OTHER EVENTS

         Ratio of Earnings to Fixed Charges

         The following table sets forth the consolidated ratio of earnings to fixed charges for the periods indicated for Duke Energy Field Services, LLC (the "Company"). From a financial reporting perspective, the Company is the successor to Duke Energy Corporation's North American midstream natural gas business. The subsidiaries of Duke Energy Corporation that conducted this business were contributed to the Company in March 2000 immediately prior to the combination of these subsidiaries with the North American midstream natural gas business of Phillips Petroleum Company. For periods prior to the March 31, 2000 combination, the Company and these former subsidiaries of Duke Energy collectively are referred to as the "Predecessor Company."


                                                               PREDECESSOR COMPANY                    COMPANY
                                                      -------------------------------------      ------------------
                                                                                                 NINE MONTHS ENDED
                                                       1996    1997    1998    1999    2000      SEPTEMBER 30, 2001
                                                      ------  ------  ------  ------  -----      ------------------
Ratio of earnings to fixed charges...........           9.11    2.52    1.07    2.33   3.43            3.64

         For purposes of calculating the ratios of earnings to fixed charges:
(1) "earnings" means income before extraordinary charges plus income taxes and fixed charges, and (2) "fixed charges" include interest on indebtedness, amortization of deferred financing costs, and that portion of lease expense that is deemed to be representative of an interest factor. The ratio includes amounts from the Company, all of the Company's majority-owned subsidiaries and the Company's proportionate share of distributed amounts from 50% owned investments accounted for using the equity method.

         Notes Offering

         On November 6, 2001, the Company entered into an underwriting agreement with the underwriters named therein to sell $300,000,000 aggregate principal amount of 5.75% Notes due 2006 (the "Notes"). Closing of the sale of the Notes is expected to occur on November 9, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.       Description of Exhibit

         1.1 Underwriting Agreement among Duke Energy Field Services, LLC and the Underwriters named therein dated as of November 6, 2001.

         4.1 Third Supplemental Indenture between Duke Energy Field Services, LLC and The Chase Manhattan Bank, as Trustee, dated as of November 9, 2001.

         4.2 Form of 5.75% Notes due 2006 (included in Exhibit 4.1 as Exhibit A thereto).

         12.1 Statement regarding Computation of Ratio of Earnings to Fixed Charges.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 9, 2001


                               DUKE ENERGY FIELD SERVICES, LLC


                               By: /s/ JOHN E. JACKSON
                                  -------------------------------------------
                                   John E. Jackson
                                   Vice President and Chief Financial Officer


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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 1.1           Underwriting Agreement among Duke Energy Field Services, LLC and the Underwriters named therein dated as of November 6, 2001.

 4.1           Third Supplemental Indenture between Duke Energy Field Services,
               LLC and The Chase Manhattan Bank, as Trustee, dated as of
               November 9, 2001.

 4.2           Form of 5.75% Notes due 2006 (included in Exhibit 4.1 as Exhibit
               A thereto).

12.1           Statement regarding Computation of Ratio of Earnings to Fixed
               Charges.



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